Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES
11.	INCOME TAXES

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to net operating loss carryforwards and temporary differences from capitalized research and development costs under tax purposes. As of December 31, 2023 and 2022, the Company had net deferred tax assets before valuation allowance of $14,412,164 and $9,026,439, respectively. The following table presents the deferred tax assets and liabilities by source:

	December 31,
	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$11,896,550	$8,940,441
Capitalized research and development costs	2,516,557	-
Other temporary differences	(943)	85,998
Valuation allowance	(14,412,164)	(9,026,439)
Net deferred tax assets	$-	$-

The Company recognizes deferred tax assets to the extent that it believes that these assets are more likely than not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. The Company assessed the need for a valuation allowance against its net deferred tax assets and determined a full valuation allowance is required due to taxable losses for the periods ended 2023 and 2022, cumulative losses through December 31, 2022, and no history of generating taxable income. Therefore, valuation allowances of $14,412,164 and $9,026,439 were recorded as of December 31, 2023 and 2022, respectively. Valuation allowance increased by $5,385,725 and $6,043,682 during the periods ended December 31, 2023 and 2022, respectively. Deferred tax assets were calculated using the Company’s combined effective tax rate, which it estimated to be 28.0%. The effective rate is reduced to 0% due to the full valuation allowance on its net deferred tax assets.

The Company’s ability to utilize net operating loss carryforwards will depend on its ability to generate adequate future taxable income. At December 31, 2023 and 2022, the Company had net operating loss carryforwards available to offset future taxable income in the amount of $42,321,416 and $31,805,199, respectively, and net operating loss carryforwards do not expire under current tax regulations.

The Company has evaluated its income tax positions and has determined that it does not have any uncertain tax positions. The Company will recognize interest and penalties related to any uncertain tax positions through its income tax expense.

The Company may in the future become subject to federal, state and local income taxation though it has not been since its inception, other than minimum state tax. The Company is not presently subject to any income tax audit in any taxing jurisdiction, though its 2021-2023 tax years remain open to examination.